SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 28, 1999


                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                       0-3252                     22-1830121
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(State or other jurisdiction          (Commission             (I.R.S. Employer
        of incorporation)             File Number)           Identification No.)


         767 Third Avenue, New York, NY                                10017
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         (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
                                                   --------------



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          (Former name or former address, if changed since last report)




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Item 5.       Other Events

         On December 28, 1999, Lexington Precision Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the commencement of its consent solicitation.



Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

                  (c) Exhibits
                      --------

                      Exhibit 4.1 Consent Solicitation Statement dated December 28, 1999.

                      Exhibit 99.1       Press release dated December 28, 1999.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        January 10, 2000                   LEXINGTON PRECISION CORPORATION


                                                 By:/s/Micheal A. Lubin
                                                    ------------------------
                                                      Michael A. Lubin
                                                      Chairman of the Board

                                  EXHIBIT INDEX
                                  -------------



 Exhibit
  Number      Exhibit Name                                           Location
  ------      ------------                                           --------

      4.1     Consent Solicitation Statement dated               Filed herewith.
              December 28, 1998.

    99.1      Press release dated December 28, 1999.             Filed herewith.